SAMSON OIL & GAS LIMITED

(ACN 009 069 005)

(“Company”)

Appointment of administrators

In accordance with a resolution passed at a  meeting of the Directors of the Company, duly convened and held at 1331 17th Street, Denver, CO 80202 and telephonically at 6:00 PM 1 September 2020 (US Time Zone – Denver) and 8:00 AM 2 September 2020 (Australia Time Zone – Perth),  the Company appoints Adams Paul Nikitins and Samuel John Freeman of EY, Level 23, Exhibition Street, Melbourne VIC 3000, as joint and several administrators of the Company under section 436A(1) of the Corporations Act 2001 (Cth), to exercise any and all of the powers conferred upon an administrator by the Corporations Act 2001 (Cth).

EXECUTED by samson oil & gas limited in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors:

.....................................................................

/s/ Terence Barr

Signature of director

Terence Barr, Chairman

September 2, 2020

) ) ) ) ) ) ) ) ) ) ) )	..................................................................... /s/ Nicholas Ong Signature of company secretary Nicholas Ong, Secretary September 2, 2020